SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       August 26, 2004 (August 20, 2004)
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
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            (Exact name of Registrant as specified in its charter)


          Delaware                    0-22825                 22-3498533
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(State or other jurisdiction    (Commission File No.)    (IRS Employer
   of Incorporation)                                     Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
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         (Address of principal executive offices, including zip code)


                                (609) 734-3700
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)


[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b)

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c)



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Item 8.01.    Other Events

         On August 20, 2004, RCN Corporation ("RCN" or the "Company") and certain of its subsidiaries filed a Joint Plan of Reorganization (the "Plan") and Disclosure Statement with respect to the Plan (the "Disclosure Statement") in the United States Bankruptcy Court for the Southern District Court of New York (the "Bankruptcy Court"). A copy of the Plan and the Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively. Exhibit D of the Disclosure Schedule includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is attached hereto as Exhibit 99.1.

         On August 23, 2004, the Company issued a press release announcing the filing of the Plan. In addition, RCN Telecom Services of Virginia, Inc., RCN Entertainment, Inc., ON TV, Inc. and 21st Century Telecom Services, Inc., each a direct or indirect subsidiary of RCN, filed voluntary petitions for reorganization under chapter 11 of Title 11 of the United States Code in the Bankruptcy Court ("Chapter 11"). A copy of the press release is filed as
Exhibit 99.2 to this Report on Form 8-K and is incorporated by reference herein.

         Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. RCN will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

         On August 19, 2004, RCN filed a motion in Bankruptcy Court requesting an order authorizing the agreement to retain the PDA Group, LLC ("PDA") to perform consulting services relating to RCN's business operations in the areas of sales and marketing, market and network operations and customer care, to be performed by PDA's principal, Peter Aquino. In this function, Mr. Aquino will report directly to RCN's Chairman and Chief Executive Officer, David C. McCourt.

         Mr. Aquino has over 20 years of industry experience, including running an overbuilder in Latin America and serving in senior management positions at Bell Atlantic. Mr. Aquino is also very familiar with RCN's operations as a result of the services he provided in RCN's Chapter 11 cases on behalf of Capital and Technology Advisors, LLC ("CTA"), the operations advisor to the Official Committee of Unsecured Creditors of RCN. Mr. Aquino has resigned from CTA and therefore no longer serves as an advisor to CTA. RCN believes that retention of PDA will help facilitate RCN's transition out of Chapter 11. A copy of the agreement between RCN and PDA is attached hereto as
Exhibit 99.3.

         Additionally, Michael J. Angi, Senior Vice President, Operations, will be leaving the Company effective September 3, 2004, to pursue other interests. As a Tier 1 Participant under the terms of the RCN Corporation Key Employee Retention and Severance Plan, Mr. Angi will be paid severance in an amount equal to his base salary of $240,000 for a period of up to twelve months (six months of this severance payment would be mitigated against any other income received), will receive medical insurance coverage for the duration of this severance period and upon the consummation of the Chapter 11 case filed by the Company, Mr. Angi will receive a cash bonus of $96,000.

Cautionary Statement About Forward-Looking Statements

         Some of the statements made by RCN in this filing and the exhibits are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. The Company believes that the primary factors include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Company's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the Company's ability to meet the requirements in its franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which the Company operates, the Company's ability to produce sufficient cash flow and to adequately identify and disclose material information in future filings with the SEC. Additional information concerning these and other important factors can be found in the Company's filings with the SEC. Statements in this filing and the exhibits should be evaluated in light of these important factors.


Item 9.01.    Financial Statements and Exhibits.

         (a)  Exhibits

              Exhibit 2.1 Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated August 20, 2004

              Exhibit 2.2 Disclosure Statement with Respect to the Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated August 20, 2004

              Exhibit 99.1    Reconciliation of non-GAAP financial measures

              Exhibit 99.2    RCN Corporation Press Release, dated August 20,
                              2004

              Exhibit 99.3 Consulting Agreement by and between the Company and PDA Group, LLC, dated August 19, 2004


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RCN Corporation


                                             By:    /s/ Deborah M. Royster
                                                    -------------------------
                                             Name:   Deborah M. Royster
                                             Title:  Senior Vice President,
                                                     General Counsel and
                                                     Corporate Secretary

Date:  August 26, 2004



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                                 EXHIBIT INDEX

Exhibit
  No.

2.1 Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated August 20, 2004

2.2 Disclosure Statement with Respect to the Joint Plan of Reorganization of RCN Corporation and Certain Subsidiaries, dated August 20, 2004

99.1     Reconciliation of non-GAAP financial measures

99.2     RCN Corporation Press Release, dated August 23, 2004.

99.3 Consulting Agreement by and between the Company and PDA Group, LLC, dated August 19, 2004